                           ANNUAL REPORT JULY 31, 2000


                                   OPPENHEIMER

                             MONEY MARKET FUND, INC.


                                     [PHOTO]


                             [OPPENHEIMERFUNDS LOGO]
                             THE RIGHT WAY TO INVEST

CONTENTS

 1  President's Letter

 3  An Interview with Your Fund's Manager

 8  FINANCIAL STATEMENTS

21  INDEPENDENT AUDITORS' REPORT

22  Federal Income Tax Information

23  Officers and Directors

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
SPREADS BETWEEN OUR INVESTMENT UNIVERSE AND short-term U.S. Treasury securities narrowed significantly. WE WERE ABLE TO FIND ATTRACTIVE YIELDS in asset-backed securities.

CURRENT YIELD*
For the 7-Day Period Ended 7/31/00

Class A
With            Without
Compounding     Compounding
6.07%           5.90%




* SEE NOTES ON PAGE 6 FOR FURTHER DETAILS.

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Money Market Fund, Inc.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

The 1990s, although not free of volatility, were distinguished by an overall bull market. In contrast, the year 2000 has been characterized so far as a relatively difficult investment environment with high levels of volatility.

       As we entered the year, a vital concern weighing on investors' minds was growing evidence of a trend toward higher inflation. While productivity improvements and various economic forces helped keep inflation low over the last decade, the year 2000 has seen upward pressure on wages and some prices. That's primarily because the U.S. economy has been growing at a vigorous pace, creating a labor shortage for businesses and high spending levels among consumers. In response, since the summer of 1999, the Federal Reserve Board raised short-term interest rates six times through June 30, 2000, in an attempt to forestall inflationary pressures.

       During that period, higher interest rates adversely affected many stocks and bonds. In a dramatic decline, previously high-flying technology stocks generally fell to more reasonable valuations. At the same time, long-neglected value stocks began to attract investor interest. The result: narrowing of the valuation gap between growth stocks and value stocks. Finally, in the bond market, higher interest rates caused prices of most fixed income securities to fall.

       At OppenheimerFunds, we were not surprised by these developments, many of which we anticipated in our recent letters to investors. What did concern us was that, prior to the April 2000 correction, we began to see disturbing signs that short-term trading was taking place not just in technology stocks, but also in mutual funds. Prudent investors will understand our concern: most stock and bond funds are carefully designed as long-term investments to help individuals and families progress toward significant financial goals. In general, short-term trading is risky and may compromise a well planned financial strategy. It may also result in unforeseen adverse consequences, such as unnecessarily high tax bills.




                      1 OPPENHEIMER MONEY MARKET FUND, INC.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

       We continue to believe that maintaining a long-term perspective and practicing diversification are the fundamental drivers of consistent performance over time. These strategies have helped individual investors, as well as professional investors, weather declining markets and participate in rising ones. On the following pages, your portfolio manager discusses the long-term strategies and particular investment decisions that affected your fund during the reporting period.

       You can remain confident that our portfolio managers will continue to monitor areas of opportunity in the arenas in which your fund invests, as the effects of today's changing investment environment take hold. Knowing what's going on in the world's economies, markets and companies--and making investment decisions designed to try to take advantage of them over the long term--is central to what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
August 21, 2000




THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC.
AND ARE NOT INTENDED TO PREDICT OR DEPICT PERFORMANCE OF ANY PARTICULAR FUND. SPECIFIC DISCUSSION, AS IT APPLIES TO YOUR FUND, IS CONTAINED IN THE PAGES THAT FOLLOW. STOCKS AND BONDS HAVE DIFFERENT TYPES OF INVESTMENT RISKS; STOCKS ARE SUBJECT TO MARKET VOLATILITY AND BONDS ARE SUBJECT TO CREDIT AND INTEREST RATE RISKS.

                     2 OPPENHEIMER MONEY MARKET FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

Q HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?

A. Oppenheimer Money Market Fund, Inc. which invests in certificates of deposit, letters of credit, commercial paper and other money market instruments, produced an annualized yield of 5.26%, and an annualized yield including the effects of compounding of 5.39%, for the fiscal year. The Fund's seven-day and compounded seven-day yields on July 31, 2000, were 5.90% and 6.07%, respectively.(1) While the Fund is managed to emphasize liquidity and safety, these returns were generally higher than those reported six months ago, due primarily to higher short-term interest rates during the second half of the period.

WHAT ECONOMIC FACTORS AFFECTED THE PORTFOLIO?

A series of short-term interest rate hikes initiated by the Federal Reserve Board (the Fed) marked the fiscal year that ended July 31, 2000. Prompted by ongoing inflation concerns, Fed Chairman Alan Greenspan took a gradual approach to slowing an overheated domestic economy, raising rates by a quarter point on five occasions, then concluding with a more aggressive half-point increase. Although this measured course of action initially appeared to produce no tangible signs of cooling, reports toward the end of the period suggested a slight moderation in economic growth.




1. See Notes on page 6 for further details.

                      3 OPPENHEIMER MONEY MARKET FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

In anticipation of these higher rates, we kept our average maturity considerably shorter than our benchmark, the imoneyNet (formerly IBC Financial) Tier 1 Money Market Fund Index. This enabled us to respond more effectively to changing conditions without incurring additional risk. However, because rates were rising at fairly frequent intervals, there was unprecedented demand for securities with shorter maturities. As supply came under pressure, spreads or differences in yields between our investment universe and short-term U.S. Treasury securities narrowed significantly--limiting our available investment options. In particular, the typically higher yields of floating rate notes sank close to Treasury levels. Whereas we had favored these variable-rate vehicles in the past, they proved relatively unattractive throughout most of the year. Despite these obstacles, we were able to find attractive yields in a rapidly growing segment of the market known as asset-backed securities. These well-structured, short-term notes secured by high-quality assets offered, on average, a five-basis-point advantage over comparable corporate issues. In addition, they were highly liquid, a must for a money market portfolio such as Oppenheimer Money Market Fund, Inc. All told, asset-backed securities comprised 15.7% of net assets as of July 31, 2000, constituting our largest area of concentration.(2) We also emphasized compelling opportunities in fixed-rate commercial paper issued by high-quality financial services companies, such as insurance companies, banks and brokerage firms.




2. Based on total market value of net assets.

                     4 OPPENHEIMER MONEY MARKET FUND, INC.

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND FOR THE FUND?

Going forward, it's unclear whether the Fed will continue to pursue a tighter monetary policy. We believe the Fed will probably take a wait-and-see approach, keeping a close eye on stock market performance and consumer confidence. Although we have recently begun to purchase securities with 90-day maturities, we currently expect to maintain the weighted average maturity of the Fund between 30 and 45 days. Further-more, we have a large percentage of the Fund's holdings maturing in the next few months; and, in the event of another rate hike, this should position us to capitalize on the ensuing income opportunity.

       In any event, we will continue to search for attractive yields, while prudently keeping your objectives of safety and liquidity foremost. This is part of our commitment to keep Oppenheimer Money Market Fund, Inc. an important part of The Right Way to Invest.




                     5 OPPENHEIMER MONEY MARKET FUND, INC.

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. YIELDS WILL FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

Compounded yields assume reinvestment of dividends.

The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.




                     6 OPPENHEIMER MONEY MARKET FUND, INC.

FINANCIALS
--------------------------------------------------------------------------------




                     7 OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF INVESTMENTS July 31, 2000

                                                          PRINCIPAL          VALUE
                                                             AMOUNT     SEE NOTE 1
===================================================================================
 DIRECT BANK OBLIGATIONS--2.7%
-----------------------------------------------------------------------------------
 Bank of America N.A.:
 6.64%, 10/2/00                                         $11,000,000   $ 11,000,000
-----------------------------------------------------------------------------------
 Canadian Imperial Bank of Commerce:
 6.66%, 10/18/00                                         38,000,000     38,000,000
                                                                      -------------
 Total Direct Bank Obligations                                          49,000,000

===================================================================================
 LETTERS OF CREDIT--9.9%
-----------------------------------------------------------------------------------
 Abbey National plc, guaranteeing commercial
 paper of Abbey National North America:
 6.52%, 10/24/00                                         20,000,000     19,695,733
-----------------------------------------------------------------------------------
 ABN Amro Bank NV, guaranteeing commercial
 paper of LaSalle Bank NA:
 6.78%, 8/30/00                                          30,000,000     30,000,000
-----------------------------------------------------------------------------------
 Barclays Bank plc, guaranteeing commercial
 paper of Banco del Istmo SA:
 6.60%, 8/18/00                                          10,000,000      9,968,833
-----------------------------------------------------------------------------------
 Credit Local de France, guaranteeing commercial
 paper of Dexia CLF Finance Co.:
 6.59%, 9/13/00(1)                                       20,000,000     19,842,572
 6.60%, 9/15/00(1)                                       20,000,000     19,835,000
-----------------------------------------------------------------------------------
 Credit Suisse First Boston, guaranteeing commercial
 paper of Credit Suisse First Boston, Inc.:
 6.60%, 9/15/00(1)                                       10,000,000      9,917,500
-----------------------------------------------------------------------------------
 Deutsche Bank AG, guaranteeing commercial
 paper of Deutsche Bank Financial, Inc.:
 6.59%, 9/15/00                                           5,000,000      4,958,813
-----------------------------------------------------------------------------------
 First Union Corp., guaranteeing commercial
 paper of First Union National Bank:
 6.62%, 5/17/01(2)                                       35,000,000     35,000,000
-----------------------------------------------------------------------------------
 Keycorp, guaranteeing commercial paper
 of Key Bank NA:
 6.62%, 5/11/01(2)                                       10,000,000      9,998,449
-----------------------------------------------------------------------------------
 Societe Generale, guaranteeing commercial paper
 of Societe Generale North America:
 6.60%, 9/8/00                                           20,000,000     19,860,667
                                                                      -------------
 Total Letters of Credit                                               179,077,567

===================================================================================
 SHORT-TERM NOTES--87.9%
-----------------------------------------------------------------------------------
 AEROSPACE/DEFENSE--2.7%
 BAE Systems Holdings, Inc.:
 6.59%, 9/14/00(1)                                        5,000,000      4,959,728
-----------------------------------------------------------------------------------
 Honeywell International, Inc.:
 6.63%, 11/13/00-11/17/00                                44,000,000     43,144,730
                                                                      -------------
                                                                        48,104,458




                     8 OPPENHEIMER MONEY MARKET FUND, INC.

                                                          PRINCIPAL          VALUE
                                                             AMOUNT     SEE NOTE 1
-----------------------------------------------------------------------------------
 ASSET-BACKED--15.7%
 AriesOne Metafolio Corp.:
 6.58%, 8/8/00(1)                                       $25,000,000   $ 24,968,014
-----------------------------------------------------------------------------------
 Asset Backed Capital Finance, Inc.:
 6.56%, 11/1/00(1)                                       16,000,000     15,731,769
 6.63%, 9/11/00(1)                                       10,000,000      9,924,492
-----------------------------------------------------------------------------------
 Asset Securitization Cooperative:
 6.58%, 8/25/00(1)                                       10,000,000      9,956,133
 6.60%, 9/13/00(1)                                       15,000,000     14,881,750
-----------------------------------------------------------------------------------
 Breeds Hill Capital Co. LLC, Series A:
 6.64%, 9/18/00(1)                                       37,000,000     36,672,427
-----------------------------------------------------------------------------------
 Eureka Securitization, Inc.:
 6.66%, 8/10/00(1)                                       19,000,000     18,968,365
-----------------------------------------------------------------------------------
 Halogen Capital Co. LLC, Series A:
 6.53%, 8/2/00(1)                                         8,000,000      7,998,549
-----------------------------------------------------------------------------------
 Lexington Parker Capital Co. LLC:
 6.68%, 8/25/00(1)                                       13,000,000     12,941,933
-----------------------------------------------------------------------------------
 Moriarty Ltd.:
 6.55%, 8/10/00(1)                                       25,000,000     24,959,062
-----------------------------------------------------------------------------------
 Scaldis Capital LLC:
 6.55%, 10/17/00(1)                                      15,701,000     15,481,033
 6.62%, 9/14/00(1)                                        4,242,000      4,207,678
 6.70%, 8/21/00(1)                                       11,911,000     11,866,665
-----------------------------------------------------------------------------------
 Sigma Finance, Inc.:
 6.61%, 9/7/00(1)                                         7,000,000      6,952,445
 6.62%, 9/5/00(1)                                         5,000,000      4,967,819
 6.68%, 9/1/00(1)                                        31,500,000     31,318,805
-----------------------------------------------------------------------------------
 Variable Funding Capital Corp.:
 6.61%, 9/7/00(1)                                        10,000,000      9,931,961
-----------------------------------------------------------------------------------
 VVR Funding LLC:
 6.63%, 8/4/00(1)                                        12,281,000     12,274,266
 6.64%, 9/18/00(1)                                       10,711,000     10,616,172
                                                                      -------------
                                                                       284,619,338

-----------------------------------------------------------------------------------
 AUTOMOTIVE--2.4%
 DaimlerChrysler NA Holdings:
 6.61%, 11/30/00                                         20,000,000     19,555,661
 6.62%, 11/27/00                                         25,000,000     24,457,528
                                                                      -------------
                                                                        44,013,189

-----------------------------------------------------------------------------------
 BANKS--0.8%
 Wells Fargo Co.:
 6.52%, 10/23/00                                         15,500,000     15,267,001




                     9 OPPENHEIMER MONEY MARKET FUND, INC.

 STATEMENT OF INVESTMENTS Continued

                                                          PRINCIPAL          VALUE
                                                             AMOUNT     SEE NOTE 1
-----------------------------------------------------------------------------------
 BEVERAGES--2.5%
 Coca-Cola Enterprises, Inc.:
 6.52%, 10/17/00(1)                                     $17,500,000   $ 17,255,953
 6.53%, 10/26/00(1)                                      15,000,000     14,766,008
 6.54%, 10/20/00(1)                                      13,000,000     12,811,067
                                                                      -------------
                                                                        44,833,028

-----------------------------------------------------------------------------------
 BROKER/DEALERS--14.0%
 Banc of America Securities LLC:
 6.887%, 8/1/00(2)                                       50,000,000     50,000,000
-----------------------------------------------------------------------------------
 Bear Stearns Cos., Inc.:
 6.679%, 2/14/01(2)                                      13,000,000     13,000,000
 6.695%, 3/1/01(2)                                       15,000,000     14,999,689
-----------------------------------------------------------------------------------
 Bear Stearns Cos., Inc., Series B:
 6.68%, 4/12/01(2)                                       15,000,000     15,000,000
-----------------------------------------------------------------------------------
 Goldman Sachs Group LP:
 6.90%, 12/4/00                                          24,000,000     24,000,000
 6.92%, 12/6/00(3)                                       20,000,000     20,000,000
-----------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.:
 6.60%, 7/5/01(2)                                        22,500,000     22,491,643
-----------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc., Series B:
 6.61%, 4/24/01(2)                                       20,000,000     19,997,143
-----------------------------------------------------------------------------------
 Morgan Stanley, Dean Witter & Co.:
 6.69%, 6/8/01(2)                                        34,980,000     34,980,000
-----------------------------------------------------------------------------------
 Morgan Stanley, Dean Witter & Co., Series C:
 6.91%, 3/15/01(2)                                        7,000,000      7,000,000
-----------------------------------------------------------------------------------
 Salomon Smith Barney Holdings, Inc.:
 6.50%, 8/3/00                                           25,000,000     24,990,972
 6.52%, 9/8/00                                            8,000,000      7,944,942
                                                                      -------------
                                                                       254,404,389

-----------------------------------------------------------------------------------
 CHEMICALS--0.8%
 BASF AG:
 6.64%, 11/27/00(1)                                      15,000,000     14,673,533
-----------------------------------------------------------------------------------
 COMMERCIAL FINANCE--4.3%
 CIT Group, Inc.:
 6.63%, 10/25/00                                         37,000,000     36,420,796
-----------------------------------------------------------------------------------
 Countrywide Home Loans, Series H:
 6.70%, 5/21/01(2)                                       32,000,000     31,997,490
-----------------------------------------------------------------------------------
 Homeside Lending, Inc.:
 6.53%, 10/23/00                                         10,000,000      9,849,447
                                                                      -------------
                                                                        78,267,733




                     10 OPPENHEIMER MONEY MARKET FUND, INC.

                                                          PRINCIPAL          VALUE
                                                             AMOUNT     SEE NOTE 1
-----------------------------------------------------------------------------------
 CONSUMER SERVICES--2.7%
 Block Financial Corp.:
 6.57%, 8/29/00(1)                                      $16,500,000  $  16,415,685
 6.58%, 8/18/00(1)                                        9,000,000      8,972,035
 6.59%, 8/28/00(1)                                       17,000,000     16,915,977
-----------------------------------------------------------------------------------
 Prudential Funding Corp.:
 6.66%, 8/30/00                                           6,500,000      6,465,127
                                                                      -------------
                                                                        48,768,824

-----------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--8.5%
 Associates Corp. of North America:
 6.65%, 8/1/00                                           43,500,000     43,500,000
-----------------------------------------------------------------------------------
 Ford Motor Credit Co.:
 6.52%, 8/9/00                                           25,000,000     24,963,778
-----------------------------------------------------------------------------------
 GE Capital International Funding, Inc.:
 6.62%, 10/11/00(1)                                      15,000,000     14,804,158
-----------------------------------------------------------------------------------
 General Electric Capital Corp.:
 6.68%, 8/30/00                                          22,000,000     21,881,616
-----------------------------------------------------------------------------------
 Household International, Inc.:
 6.61%, 8/18/00(1)                                       18,100,000     18,043,503
-----------------------------------------------------------------------------------
 National Rural Utilities Cooperative Finance Corp.:
 6.61%, 9/14/00                                          10,000,000      9,919,578
 6.66%, 8/17/00                                          20,000,000     19,940,800
                                                                      -------------
                                                                       153,053,433

-----------------------------------------------------------------------------------
 DIVERSIFIED MEDIA--2.2%
 Omnicom Finance Inc.:
 6.58%, 8/23/00-8/24/00(1)                               40,500,000     40,333,398
-----------------------------------------------------------------------------------
 ELECTRIC UTILITIES--3.1%
 Ameren Corp.:
 6.53%, 8/29/00                                          20,000,000     19,898,422
-----------------------------------------------------------------------------------
 Edison International:
 6.55%, 8/31/00(1)                                       20,500,000     20,388,104
 6.63%, 9/5/00(1)                                        15,000,000     14,903,313
                                                                      -------------
                                                                        55,189,839

-----------------------------------------------------------------------------------
 INSURANCE--13.6%
 Aegon Funding Corp.:
 6.58%, 9/5/00(1)                                         6,000,000      5,961,617
 6.59%, 9/8/00(1)                                        10,000,000      9,930,333
 6.62%, 12/7/00(1)                                       10,000,000      9,764,622
-----------------------------------------------------------------------------------
 AIG Life Insurance Co.:
 6.645%, 5/31/01(2),(3)                                  20,000,000     20,000,000
-----------------------------------------------------------------------------------
 Cooperative Assn. of Tractor Dealers, Inc., Series A:
 6.63%, 9/15/00                                           4,200,000      4,165,193
 6.64%, 9/11/00                                          15,700,000     15,581,273




                     11 OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF INVESTMENTS Continued

                                                          PRINCIPAL          VALUE
                                                             AMOUNT     SEE NOTE 1
-----------------------------------------------------------------------------------
 INSURANCE Continued
 Jackson National Life Insurance Co.:
 6.65%, 8/1/00(2)                                      $  2,000,000  $   2,000,000
 6.66%, 3/1/01(2)                                        30,000,000     30,000,000
-----------------------------------------------------------------------------------
 Marsh USA, Inc.:
 6.62%, 12/8/00(1)                                       20,000,000     19,525,567
-----------------------------------------------------------------------------------
 Metropolitan Life Insurance Co.:
 6.895%, 8/1/00(2)                                       33,000,000     33,000,000
-----------------------------------------------------------------------------------
 Pacific Life Insurance Co.:
 6.661%, 8/1/00(2,3)                                     20,000,000     20,000,000
-----------------------------------------------------------------------------------
 Prudential Life Insurance Co.:
 6.78%, 1/31/03(2)                                       25,000,000     25,000,000
-----------------------------------------------------------------------------------
 Teachers Insurance & Annuity Assn. of America:
 6.62%, 8/1/00(1)                                        41,000,000     41,000,000
-----------------------------------------------------------------------------------
 Travelers Insurance Co.:
 6.704%, 10/5/00(2,3)                                    10,000,000     10,000,000
                                                                     --------------
                                                                       245,928,605

-----------------------------------------------------------------------------------
 LEASING & FACTORING--2.3%
 American Honda Finance Corp.:
 6.613%, 8/16/00(2),(4)                                  22,000,000     21,996,471
 6.636%, 8/16/00(2),(4)                                  20,000,000     19,998,985
                                                                     --------------
                                                                        41,995,456

-----------------------------------------------------------------------------------
 MANUFACTURING--2.4%
 Eaton Corp.:
 6.63%, 8/30/00(1)                                       10,000,000      9,946,592
 6.70%, 11/8/00-11/9/00(1)                               34,500,000     33,859,685
                                                                     --------------
                                                                        43,806,277

-----------------------------------------------------------------------------------
 OIL: DOMESTIC--1.4%
 Motiva Enterprises LLC:
 6.54%, 10/26/00                                         25,000,000     24,609,417
-----------------------------------------------------------------------------------
 SPECIAL PURPOSE FINANCIAL--2.7%
 Forrestal Funding Master Trust, Series 1999-A:
 6.60%, 8/11/00(4)                                       10,000,000      9,981,667
-----------------------------------------------------------------------------------
 KZH-KMS Corp.:
 6.54%, 8/16/00-8/23/00(1)                               38,863,000     38,731,012
                                                                     --------------
                                                                        48,712,679




                     12 OPPENHEIMER MONEY MARKET FUND, INC.

                                                          PRINCIPAL             VALUE
                                                             AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------------
 TELECOMMUNICATIONS-TECHNOLOGY--4.7%
 Alcatel SA:
 6.57%, 8/7/00(1)                                       $15,000,000    $   14,983,575
 6.60%, 9/7/00(1)                                         5,000,000         4,966,083
--------------------------------------------------------------------------------------
 SBC Communications, Inc.:
 6.55%, 8/3/00(1)                                        20,000,000        19,992,722
--------------------------------------------------------------------------------------
 Vodafone Air Touch plc-MTC:
 6.54%, 8/9/00(1)                                         5,000,000         4,992,733
 6.862%, 6/5/01(2),(3)                                   40,000,000        39,997,003
                                                                       ---------------
                                                                           84,932,116

--------------------------------------------------------------------------------------
 TELEPHONE UTILITIES--1.1%
 AT&T Corp.:
 6.752%, 7/13/01(1),(2)                                  20,500,000        20,500,000
                                                                       ---------------
 Total Short-Term Notes                                                 1,592,012,713
--------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE                                 100.5%     1,820,090,280
--------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                        (0.5)        (8,481,358)
                                                        ------------------------------
 NET ASSETS                                                  100.0%    $1,811,608,922
                                                        ==============================


 Footnotes to Statements of Investments

 SHORT-TERM NOTES, DIRECT BANK OBLIGATIONS AND LETTERS OF CREDIT ARE GENERALLY TRADED ON A DISCOUNT BASIS; THE INTEREST RATE IS THE DISCOUNT RATE RECEIVED BY THE FUND AT THE TIME OF PURCHASE. OTHER SECURITIES NORMALLY BEAR INTEREST AT THE RATES SHOWN.

 1. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $763,691,837, or 42.16% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Directors.

 2. Represents the current interest rate for a variable or increasing rate security.

 3. Identifies issues considered to be illiquid or restricted--See Note 4 of Notes to Financial Statements.

 4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $51,977,123 or 2.87% of the Fund's net assets as of July 31, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




                     13 OPPENHEIMER MONEY MARKET FUND, INC.

 STATEMENT OF ASSETS AND LIABILITIES July 31, 2000

===================================================================================
 ASSETS
-----------------------------------------------------------------------------------
 Investments, at value--see accompanying statement                $  1,820,090,280
-----------------------------------------------------------------------------------
 Cash                                                                    3,307,662
-----------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of capital stock sold                                           16,181,452
 Interest                                                                3,663,858
 Other                                                                     285,986
                                                                  -----------------
 Total assets                                                        1,843,529,238

===================================================================================
 LIABILITIES
-----------------------------------------------------------------------------------
 Payables and other liabilities:
 Shares of capital stock redeemed                                       28,193,698
 Dividends                                                               2,261,931
 Transfer and shareholder servicing agent fees                             805,252
 Directors' compensation                                                   240,371
 Other                                                                     419,064
                                                                  -----------------
 Total liabilities                                                      31,920,316

===================================================================================
 NET ASSETS                                                       $  1,811,608,922
                                                                  =================

===================================================================================
 COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------
 Par value of shares of capital stock                             $    181,171,625
-----------------------------------------------------------------------------------
 Additional paid-in capital                                          1,630,394,848
-----------------------------------------------------------------------------------
 Accumulated net realized gain on investment transactions                   42,449
                                                                  -----------------
 NET ASSETS (applicable to 1,811,716,250 shares of capital
 stock outstanding)                                               $  1,811,608,922
                                                                  =================

===================================================================================
 NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE              $1.00
                                                                   ================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




                     14 OPPENHEIMER MONEY MARKET FUND, INC.

 STATEMENT OF OPERATIONS For the Year Ended July 31, 2000

===================================================================================
 INVESTMENT INCOME
-----------------------------------------------------------------------------------
 Interest                                                             $103,538,643

===================================================================================
 EXPENSES
-----------------------------------------------------------------------------------
 Management fees                                                         7,172,648
-----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                           4,623,944
-----------------------------------------------------------------------------------
 Shareholder reports                                                       905,870
-----------------------------------------------------------------------------------
 Custodian fees and expenses                                               105,209
-----------------------------------------------------------------------------------
 Directors' compensation                                                   105,068
-----------------------------------------------------------------------------------
 Other                                                                     403,290
                                                                      -------------
 Total expenses                                                         13,316,029
                                                                      -------------
 Less expenses paid indirectly                                             (26,930)
                                                                      -------------
 Net expenses                                                           13,289,099

===================================================================================
 NET INVESTMENT INCOME                                                  90,249,544

===================================================================================
 NET REALIZED GAIN ON INVESTMENTS                                              106

===================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 90,249,650
                                                                      =============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




                     15 OPPENHEIMER MONEY MARKET FUND, INC.

 STATEMENT OF CHANGES IN NET ASSETS

 YEAR ENDED JULY 31,                                              2000                 1999
============================================================================================
 OPERATIONS
--------------------------------------------------------------------------------------------
 Net investment income                                  $   90,249,544       $   61,850,009
--------------------------------------------------------------------------------------------
 Net realized gain                                                 106               39,387
                                                        ------------------------------------
 Net increase in net assets resulting from operations       90,249,650           61,889,396

============================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS            (90,249,544)         (61,850,009)
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
============================================================================================
 CAPITAL STOCK TRANSACTIONS
 Net increase in net assets resulting from
 beneficial interest transactions                          315,163,290          301,662,160

============================================================================================
 NET ASSETS
--------------------------------------------------------------------------------------------
 Total increase                                            315,163,396          301,701,547
--------------------------------------------------------------------------------------------
 Beginning of period                                     1,496,445,526        1,194,743,979
                                                        ------------------------------------
 End of period                                          $1,811,608,922       $1,496,445,526
                                                        ====================================




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                     16 OPPENHEIMER MONEY MARKET FUND, INC.

 FINANCIAL HIGHLIGHTS

                                                                                                   YEAR       YEAR
                                                                                                  ENDED      ENDED
                                                                                               JULY 31,   DEC. 31,
                                                    2000        1999       1998        1997     1996(1)       1995
========================================================================================================================
 PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period             $ 1.00      $ 1.00     $ 1.00      $ 1.00      $ 1.00      $1.00
------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income and net realized gain         .05         .05        .05         .05         .03        .05
 Dividends and/or distributions to shareholders     (.05)       (.05)      (.05)       (.05)       (.03)      (.05)
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $ 1.00      $ 1.00     $ 1.00      $ 1.00      $ 1.00      $1.00
                                                  ======================================================================

========================================================================================================================
 TOTAL RETURN(2)                                    5.38%       4.61%      5.03%       4.83%       2.80%      5.40%
------------------------------------------------------------------------------------------------------------------------

========================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in millions)          $1,812      $1,496     $1,195      $1,014      $1,102       $818
------------------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                 $1,712      $1,371     $1,114      $1,011      $  901       $855
------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                              5.27%       4.51%      4.89%       4.73%       4.68%      5.19%
 Expenses                                           0.78%       0.78%      0.87%(4)    0.87%(4)    0.84%(4)   0.90%(4)


 1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.

 3. Annualized for periods of less than one full year.

 4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




                     17 OPPENHEIMER MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS

================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES

 Oppenheimer Money Market Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek the maximum current income that is consistent with stability of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 SECURITIES VALUATION. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
 DIRECTORS' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended July 31, 2000, a provision of $35,213 was made for the Fund's projected benefit obligations and payments of $9,279 were made to retired directors, resulting in an accumulated liability of $222,731 as of July 31, 2000.

       The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.




                     18 OPPENHEIMER MONEY MARKET FUND, INC.

--------------------------------------------------------------------------------
 OTHER. Investment transactions are accounted for as of trade date. Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
 2. CAPITAL STOCK

 The Fund has authorized 5 billion shares of $.10 par value capital stock. Transactions in shares of capital stock were as follows:

                                                 YEAR ENDED JULY 31, 2000             YEAR ENDED JULY 31, 1999
                                               SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------------
 Sold                                   5,480,169,730     $ 5,480,169,730     3,609,705,072     $ 3,609,705,072
 Dividends and/or
 distributions reinvested                  85,045,783          85,045,783        58,739,770          58,739,770
 Redeemed                              (5,250,052,223)     (5,250,052,223)   (3,366,782,682)     (3,366,782,682)
                                       -------------------------------------------------------------------------
 Net increase                             315,163,290       $ 315,163,290       301,662,160       $ 301,662,160
                                       =========================================================================

================================================================================
 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.45% of the first $500 million of average annual net assets, 0.425% of the next $500 million, 0.40% of the next $500 million and 0.375% of net assets in excess of $1.5 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the lesser of 1% of average annual net assets of the Fund or 25% of the total annual investment income of the Fund. The Fund's management fee for the year ended July 31, 2000, was an annualized rate of 0.42%, before any waiver by the Manager if applicable.

--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.



                     19 OPPENHEIMER MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS CONTINUED

================================================================================
4. ILLIQUID OR RESTRICTED SECURITIES

As of July 31, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of July 31, 2000 was $109,997,003, which represents 6.07% of the Fund's net assets, of which $10,000,000 is considered restricted. Information concerning restricted securities is as follows:

                                                                                             VALUATION
                                                                                        PER UNIT AS OF
SECURITY                                         ACQUISITION DATE    COST PER UNIT       JULY 31, 2000
------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES
Travelers Insurance Co., 6.704%, 10/5/00                  10/1/99            $1.00               $1.00



                     20 OPPENHEIMER MONEY MARKET FUND, INC.

INDEPENDENT AUDITORS' REPORT

================================================================================
THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
OPPENHEIMER MONEY MARKET FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Money Market Fund, Inc. as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the seven-month period ended July 31, 1996, and the year ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Money Market Fund, Inc. as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the seven-month period ended July 31, 1996, and the year ended December 31, 1995, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Denver, Colorado
August 21, 2000


                     21 OPPENHEIMER MONEY MARKET FUND, INC.

FEDERAL INCOME TAX INFORMATION  UNAUDITED

================================================================================
In early 2001 shareholders will receive information regarding all dividends and distri-butions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

       None of the dividends paid by the Fund during the year ended July 31, 2000, are eligible for the corporate dividend-received deduction.

       The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                     22 OPPENHEIMER MONEY MARKET FUND, INC.

OPPENHEIMER MONEY MARKET FUND, INC.

================================================================================
OFFICERS AND DIRECTORS         Leon Levy, Chairman of the Board of Directors
                               Donald W. Spiro, Vice Chairman of the Board of
                                 Directors
                               Bridget A. Macaskill, President
                               Robert G. Galli, Director
                               Benjamin Lipstein, Director
                               Elizabeth B. Moynihan, Director
                               Kenneth A. Randall, Director
                               Edward V. Regan, Director
                               Russell S. Reynolds, Jr., Director
                               Clayton K. Yeutter, Director
                               Carol E. Wolf, Vice President
                               Andrew J. Donohue, Secretary
                               Brian W. Wixted, Treasurer
                               Robert J. Bishop, Assistant Treasurer
                               Scott T. Farrar, Assistant Treasurer
                               Robert G. Zack, Assistant Secretary
================================================================================
INVESTMENT ADVISOR             OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR                    OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER       OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF                   Citibank, N.A.
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS           KPMG LLP

================================================================================
LEGAL COUNSEL                  Mayer, Brown & Platt

                               This is a copy of a report to shareholders of Oppenheimer Money Market Fund, Inc. For other material information concerning the Fund, see the Prospectus.

                               SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                               OPPENHEIMER FUNDS ARE DISTRIBUTED BY
                               OPPENHEIMERFUNDS DISTRIBUTOR, INC., TWO WORLD TRADE CENTER, NEW YORK, NY 10048-0203.







                               (C) Copyright 2000 OppenheimerFunds, Inc. All rights reserved.

                       23 OPPENHEIMER MONEY MARKET FUND, INC.

OPPENHEIMER FUNDS FAMILY

===========================================================================================================
GLOBAL EQUITY
                              Developing Markets Fund           Global Fund
                              International Small Company Fund  Quest Global Value Fund
                              Europe Fund                       Global Growth & Income Fund
                              International Growth Fund

===========================================================================================================
EQUITY
                              Stock                             Stock & Bond
                              Enterprise Fund(1)                Main Street(R) Growth & Income Fund
                              Discovery Fund                    Quest Opportunity Value Fund
                              Main Street(R) Small Cap Fund     Total Return Fund
                              Quest Small Cap Value Fund        Quest Balanced Value Fund
                              MidCap Fund                       Capital Income Fund(2)
                              Capital Appreciation Fund         Multiple Strategies Fund
                              Growth Fund                       Disciplined Allocation Fund
                              Disciplined Value Fund            Convertible Securities Fund
                              Quest Value Fund
                              Trinity Growth Fund               Specialty
                              Trinity Core Fund                 Real Asset Fund
                              Trinity Value Fund                Gold & Special Minerals Fund

===========================================================================================================
FIXED INCOME

                              Taxable                           Municipal
                              International Bond Fund           California Municipal Fund(3)
                              World Bond Fund                   Main Street(R) California Municipal Fund(3)
                              High Yield Fund                   Florida Municipal Fund(3)
                              Champion Income Fund              New Jersey Municipal Fund(3)
                              Strategic Income Fund             New York Municipal Fund(3)
                              Bond Fund                         Pennsylvania Municipal Fund(3)
                              Senior Floating Rate Fund         Municipal Bond Fund
                              U.S. Government Trust             Insured Municipal Fund
                              Limited-Term Government Fund      Intermediate Municipal Fund

                                                                Rochester Division
                                                                Rochester Fund Municipals
                                                                Limited Term New York Municipal Fund

===========================================================================================================
 MONEY MARKET(4)
                              Money Market Fund                 Cash Reserves



1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.

2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income Fund."

3. Available to investors only in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

                     24 OPPENHEIMER MONEY MARKET FUND, INC.

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.


INTERNET
24-hr access to account information and transactions(1)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PHONELINK
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 9am-6:30pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OPPENHEIMERFUNDS MARKET HOTLINE
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
Ticker Symbol         Class A: OMBXX




1. At times this website may be inaccessible or its transaction feature may be unavailable.

[OPPENHEIMERFUNDS LOGO]

RA0200.001.0700  September 29, 2000